SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    Form 8-K


                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                        Date of Report: October 20, 1997



                                   AT&T CORP.


A New York                      Commission File                  I.R.S. Employer
Corporation                        No. 1-1105                     No. 13-4924710




            32 Avenue of the Americas, New York, New York 10013-2412


                         Telephone Number (212) 387-5400

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Form 8-K
AT&T Corp.
October 20, 1997


Item 5.  Other Events.

         See Exhibit 99 to this Form 8-K.

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits.

                  Exhibit 99 AT&T Corp. Press Release issued October 20, 1997.

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Form 8-K
AT&T Corp.
October 20, 1997



                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                              AT&T CORP.




                              /s/ Marilyn J. Wasser
                              ---------------------------------
                              By: Marilyn J. Wasser
                                  Vice President and Secretary



October 20, 1997

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                                  EXHIBIT INDEX




Exhibit
Number

99       AT&T Corp. Press Release issued October 20, 1997